Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent Event
Note 14 - Subsequent Event

On April 29, 2020, Forschritt China entered into a lease agreement to lease approximately 15,000 square feet of workshop and manufacturing facilities in Shuanglong Industrial Park, Huanxiu Subdistrict Office, Jimo District, Qingdao from Wang Gongyan. The lease commenced on May 1, 2020 and expires on April 30, 2021. The annual base rent under the lease is $25,585.

On May 26, 2020, ITHC signed a Letter of Intent to enter into a joint venture with IFDC Group A.S. of the Czech Republic (“IFDC”). The two companies intend to pool their resources to form a new company and factory, located in the Czech Republic, to produce and assemble machine parts and equipment for sale and distribution in the German and Eastern European markets.